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MassMutual Select Funds
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MASSMUTUAL SELECT FUNDS
(the “Trust”)
1295 State Street
Springfield, MA 01111-0001
MassMutual Mid Cap Value Fund
MassMutual Select T. Rowe Price International Equity Fund
(collectively, the “Funds”)
INFORMATION STATEMENT
June 15, 2021
Important Notice Regarding the Availability of this Information Statement
This Information Statement is available at https://www.massmutual.com/funds
The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Subadvisory Agreements for the MassMutual Mid Cap Value Fund (formerly known as MassMutual Select Mid-Cap Value Fund) (“Mid Cap Value Fund”) (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between MML Investment Advisers, LLC (in its capacity as investment adviser to the Mid Cap Value Fund, the “Adviser” or “MML Advisers”) and each of PanAgora Asset Management, Inc. (“PanAgora”) and Thompson, Siegel & Walmsley LLC (“TSW”), and a new Investment Sub-Subadvisory Agreement for the MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”) (the “New Sub-Subadvisory Agreement”) between T. Rowe Price Associates, Inc. (“T. Rowe Price”) (in its capacity as the investment subadviser to the MM Select T. Rowe Price International Equity Fund) and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price Singapore”). This Information Statement explains why the Trustees approved (i) the Adviser’s entering into the Mid Cap Value Fund’s New Subadvisory Agreements with PanAgora and TSW and (ii) T. Rowe Price entering into the New Sub-Subadvisory Agreement with T. Rowe Price Singapore on behalf of the MM Select T. Rowe Price International Equity Fund. In addition, this Information Statement describes generally the terms of each New Subadvisory Agreement and the New Sub-Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of May 19, 2021 on or about June 15, 2021.
As required by an Exemptive Order that MML Advisers has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Trustee Approval of the New Subadvisory Agreements
At a meeting of the Trustees held on March 17, 2021, the Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), approved the New Subadvisory Agreements, each dated March 31, 2021, between the Adviser and each of PanAgora and TSW on behalf of the Mid Cap Value Fund. In reaching this decision, the Trustees considered, among other factors, the Adviser’s belief that the combination of PanAgora, TSW, and American Century Investment Management, Inc. (“American Century”), the Mid Cap Value Fund’s current subadviser, will (i) provide investors with a similar investment style with the potential for improved return consistency, alpha generation, and risk measures, (ii) maintain strong downside risk protection with the potential for improved upside participation and improved return consistency relative to the Fund’s benchmark index (the Russell Mid Cap Value Index), peers, and the Fund’s existing single subadviser configuration, and (iii) enhance the Fund’s value proposition, providing a core, multi-manager, mid cap value fund that will seek to generate all weather, risk-mitigating performance for retirement investors. The Trustees noted that PanAgora and TSW had each agreed to act as a subadviser for the Mid Cap Value Fund at a fee rate that is lower than what had been agreed to by American Century.

In coming to these recommendations, the Trustees discussed with the Adviser and considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:
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PanAgora and TSW and their respective personnel with responsibilities for providing services to the Mid Cap Value Fund;

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the terms of the New Subadvisory Agreements;

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the scope and quality of services that PanAgora and TSW, as applicable, will provide under each New Subadvisory Agreement;

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the historical and/or hypothetical investment performance track record of PanAgora and TSW, as applicable; and

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the fees payable to PanAgora and TSW, as applicable, by the Adviser, the effect of such fees on the profitability to the Adviser, and any information provided by PanAgora and TSW regarding the fees paid to PanAgora and TSW, as applicable, by other funds with similar investment objectives as the Mid Cap Value Fund (Appendices A and B to this Information Statement contain information regarding the fee schedules for other funds advised or subadvised by PanAgora and TSW, as applicable, that have investment objectives similar to those of the Mid Cap Value Fund).

The Trustees also noted the fact that MML Advisers was proposing to increase the expense caps for the Mid Cap Value Fund.
Based on the foregoing, and following their review, the Trustees concluded, with respect to the New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under each New Subadvisory Agreement; (ii) the Adviser’s projected levels of profitability due to the New Subadvisory Agreements are not excessive and the subadvisory fee amount under each New Subadvisory Agreement is fair and reasonable; (iii) the investment processes and strategies of PanAgora and TSW, as applicable, appear well suited to the Mid Cap Value Fund given the Fund’s investment objective and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to the Mid Cap Value Fund, and are in the best interests of the Fund’s shareholders.
After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve each New Subadvisory Agreement. Prior to the votes being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of each New Subadvisory Agreement. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.
Trustee Approval of the New Sub-Subadvisory Agreement
Also at a meeting of the Trustees held on March 17, 2021, the Trustees, including a majority of the Independent Trustees, approved a New Sub-Subadvisory Agreement between T. Rowe Price and its affiliate, T. Rowe Price Singapore, an investment adviser registered with the SEC, pursuant to which T. Rowe Price Singapore would provide certain investment advisory services in respect of the MM Select T. Rowe Price International Equity Fund. The Trustees considered that there would be no change in the services provided in respect of the MM Select T. Rowe Price International Equity Fund as a result of the implementation of the New Sub-Subadvisory Agreement. The Trustees noted that the New Sub-Subadvisory Agreement supports the succession plan for a retiring portfolio manager of the MM Select T. Rowe Price International Equity Fund; two new portfolio managers were scheduled to be added to the Fund as of April 1, 2021, one of whom is based in Singapore and affiliated with T. Rowe Price Singapore. T. Rowe Price was not proposing any changes to the investment strategies or processes of the MM Select T. Rowe Price International Equity Fund, and the new portfolio manager would become part of the day-to-day management team for the Fund.

The Trustees also discussed with MML Advisers and considered a wide range of information about, among other things, that the New Sub-Subadvisory Agreement would not result in any changes in the fees payable by the MM Select T. Rowe Price International Equity Fund or MML Advisers and that the services provided would continue to be subject to the supervision of T. Rowe Price. The Trustees concluded that the New Sub-Subadvisory Agreement is in the best interests of the MM Select T. Rowe Price International Equity Fund and its shareholders.
After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Sub-Subadvisory Agreement. Prior to the vote being taken to approve the New Sub-Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the New Sub-Subadvisory Agreement. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.
Description of the New Subadvisory Agreements and New Sub-Subadvisory Agreement
Appendices C and D to this Information Statement contain the New Subadvisory Agreements and Appendix E to this Information Statement contains the New Sub-Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of each New Subadvisory Agreement and the New Sub-Subadvisory Agreement, you should read Appendices C and D for a complete understanding of the New Subadvisory Agreements and Appendix E for a complete understanding of the New Sub-Subadvisory Agreement.
Each New Subadvisory Agreement essentially provides that PanAgora and TSW, as applicable, under the Trustees’ and the Adviser’s supervision, will, among other things, (i) provide a continuing investment program for the Mid Cap Value Fund and determine what securities or other investments shall be purchased or sold by the Fund, (ii) arrange for the purchase and sale of securities and other investments for the Fund, and (iii) provide reports on the foregoing to the Trustees at each board meeting.
The New Sub-Subadvisory Agreement provides that T. Rowe Price Singapore, under the Trustees’, the Adviser’s, and T. Rowe Price’s supervision, will, among other things, make discretionary investment decisions to purchase and sell securities and other investments for the MM Select T. Rowe Price International Equity Fund and arrange for the purchase and sale of securities and other investments for the Fund, and agrees to perform its duties and functions under the New Sub-Subadvisory Agreement in accordance with (i) the 1940 Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) the MM Select T. Rowe Price International Equity Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) the Fund’s then-current prospectus and statement of additional information.
The New Subadvisory Agreements provide that PanAgora and TSW, as applicable, will not be liable to the Mid Cap Value Fund or its shareholders, except in the event of PanAgora’s or TSW’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under the New Subadvisory Agreements. The New Sub-Subadvisory Agreement provides that T. Rowe Price Singapore will not be liable to the MM Select T. Rowe Price International Equity Fund or its shareholders, except in the event of T. Rowe Price Singapore’s reckless disregard, willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Sub-Subadvisory Agreement.
The advisory fee rate paid by each Fund’s shareholders is unchanged. The advisory fee rate for the Mid Cap Value Fund will continue to be 0.70% on the first $300 million of the Fund’s average daily net assets and 0.65% on assets in excess of $300 million. The MM Select T. Rowe Price International Equity Fund does not pay an advisory fee.

Information About the Ownership of the Subadvisers and New Sub-Subadviser
The following description of PanAgora was provided to the Trust by PanAgora.
PanAgora Asset Management, Inc. (“PanAgora”) is a Delaware corporation located at One International Place, 24th Floor, Boston, Massachusetts 02110. PanAgora was founded in 1985 and incorporated in 1989. The voting interests in PanAgora are indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees, with the remaining economic interest indirectly owned by Power Financial Corporation. As of March 31, 2021, PanAgora had approximately $39 billion in assets under management.
The following are the names and principal occupations of the principal executive officers and each director of PanAgora. The address of the principal executive officers and each director of PanAgora is One International Place, 24th Floor, Boston, Massachusetts 02110.
Name	Title
Eric Sorensen, Ph.D.	Chief Executive Officer and President
Edward Qian, Ph.D., CFA	Chief Investment Officer and Head of Multi Asset Research
George Mussalli, CFA	Chief Investment Officer and Head of Equity Research
Mike Turpin, CFA	Chief Operating Officer
Michael Anderson	Managing Director, Co-Head of Global Sales
Jason Ketchen	Managing Director, General Counsel & Chief Compliance Officer
Bryan Belton, CFA	Managing Director, Multi Asset
Richard Tan, CFA	Managing Director, Equity
Jaime Lee, Ph.D.	Managing Director, Equity
Jesse Huang, CFA	Managing Director, Co-Head of Global Sales
The following description of TSW was provided to the Trust by TSW.
Thompson, Siegel & Walmsley LLC (“TSW”) is a Delaware limited liability company located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is an indirect subsidiary of BrightSphere Investment Group Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals. As of March 31, 2021, TSW managed approximately $24.9 billion in assets.
The following are the names and principal occupations of the principal executive officers and each director of TSW. The address of the principal executive officers and each director is 6641 West Broad Street, Suite 600, Richmond, Virginia 23230.
Name	Title
John L. Reifsnider	Chief Executive Officer/President and Board of Managers Chairman
Lori N. Anderson	Director of Operations and Board of Managers member
Suren Rana	Board of Managers member
Brett P. Hawkins	Chief Investment Officer
W. Winborne Boyles	Chief Compliance Officer
Joseph M. VanCaster	Chief Financial Officer
The following description of T. Rowe Price Singapore was provided to the Trust by T. Rowe Price Singapore.
T. Rowe Price Singapore Private Ltd. (“T. Rowe Price Singapore”) is located at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880. T. Rowe Price Singapore is an indirect wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of March 31, 2021, T. Rowe Price and its affiliates had approximately $1.52 trillion in assets under management.
The following are the names and principal occupations of the principal executive officers of each director of T. Rowe Price Singapore. The address of the principal executive officers and each director is 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.
Name	Title
Graeme de Moor	Director
Sridhar Nishtala	Director
Nick Trueman	Chief Executive Officer and Director
Riki Chao	Chief Compliance Officer
Certain Brokerage Matters
As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), PanAgora may cause a Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by PanAgora that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in PanAgora’s overall duties to a Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
PanAgora may cause portfolio transactions for a Fund to be executed by an affiliated brokerage firm. A Fund pays brokerage commissions to these brokerage firms for executing these portfolio transactions. PanAgora has informed the Adviser that PanAgora follows procedures designed to ensure that the commissions paid to affiliated brokerage firms are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to a Fund by affiliated brokerage firms do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.
As permitted by Section 28(e) of the Exchange Act, TSW may cause a Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by TSW that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in TSW’s overall duties to a Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
TSW may cause portfolio transactions for a Fund to be executed by an affiliated brokerage firm. A Fund pays brokerage commissions to these brokerage firms for executing these portfolio transactions. TSW has informed the Adviser that TSW follows procedures designed to ensure that the commissions paid to affiliated brokerage firms are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to a Fund by affiliated brokerage firms do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.
As permitted by Section 28(e) of the Exchange Act, T. Rowe Price Singapore may cause a Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by T. Rowe Price Singapore that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in T. Rowe Price Singapore’s overall duties to a Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
T. Rowe Price Singapore may cause portfolio transactions for a Fund to be executed by an affiliated brokerage firm. A Fund pays brokerage commissions to these brokerage firms for executing these portfolio transactions. T. Rowe Price Singapore has informed the Adviser that T. Rowe Price Singapore follows procedures designed to ensure that the commissions paid to affiliated brokerage firms are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged to a Fund by affiliated brokerage firms do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities.
Other Information
Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111-0001. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
Principal Underwriter, Administrator, and Subadministrators. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111-0001. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 1 Iron Street, Boston, Massachusetts 02210, and MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, each serve as a subadministrator of the Funds.
Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111-0001 or by calling 1-888-309-3539.
Outstanding Shares. Appendices F and G to this Information Statement list the total number of shares outstanding as of May 19, 2021 for each class of the Mid Cap Value Fund’s shares and Class I shares of the MM Select T. Rowe Price International Equity Fund. Shares of the Mid Cap Value Fund are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Purchasers of shares of the Mid Cap Value Fund must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Fund. Shares of the MM Select T. Rowe Price International Equity Fund have not been available for purchase by new or most existing investors since October 29, 2020, except for reinvestment of capital gains and distributions. Since October 29, 2020, shares are only offered to the MassMutual Select T. Rowe Price Retirement Funds.
WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A
Certain Other Mutual Funds Advised by PanAgora
PanAgora has provided the following information to the Trust regarding other funds for which PanAgora acts as investment adviser or subadviser and which have investment objectives similar to those of the Mid Cap Value Fund.
Other Fund(s) with Similar Objectives to the Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at March 31, 2021	PanAgora’s Relationship to Other Fund(s) (Adviser or Subadviser)
None	N/A	N/A	N/A

A-1

Appendix B
Certain Other Mutual Funds Advised by TSW
TSW has provided the following information to the Trust regarding other funds for which TSW acts as investment adviser or subadviser and which have investment objectives similar to those of the Mid Cap Value Fund.
Other Fund(s) with Similar Objectives to the Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at March 31, 2021	TSW’s Relationship to Other Fund(s) (Adviser or Subadviser)
Fund A	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion	$1,712.3 million	Subadviser
Fund B	0.40% on assets up to $200 million; and 0.30% on assets of $200 million or more	$188.6 million	Subadviser
Fund C	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion	$887.1 million	Subadviser

B-1

Appendix C
INVESTMENT SUBADVISORY AGREEMENT
for MassMutual Select Mid-Cap Value Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between PanAgora Asset Management, Inc., a Delaware corporation (the “Subadviser”), and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Select Mid-Cap Value Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 31st day of March, 2021.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.
General Provision.

(a)   MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations to materially conform to, and to use its best efforts to ensure the Fund conforms to:
(i)   the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;
(ii)   any other provisions of state or federal law applicable to the operation of registered investment companies;
(iii)   the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(iv)   policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified in writing and which have been delivered to the Subadviser within a reasonable time in advance of the policy or determination’s effective date for the Subadviser to review and understand such policies or determinations;
(v)   the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and
(vi)   the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b)   The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.
(c)   Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.
2.
Duties of the Subadviser.

(a)   The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser or its properly authorized delegate shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested for which the Subadviser or its property authorized delegate receives timely materials from the Fund’s custodian. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, the Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b)   The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c)   The Subadviser shall provide, to the extent not prohibited by applicable law, full disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, controlled affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser where such change would also result in a material adverse change in the condition (financial or otherwise) of the Subadviser at the same time Subadviser discloses this information to its other advisory clients and only to the extent that the disclosure of such information would not violate any applicable laws or regulations, information regarding the investment performance and general investment methods of the Subadviser or its principals relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information), information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d)   The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser may maintain copies of any such records and further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
(e)   On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(f)   The Subadviser makes no representations or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or the Portfolio or that the Fund or the Portfolio will perform comparably with any standard or index, including any other client of the Subadviser, whether public or private.
(g)   The Subadviser agrees to reimburse MML Advisers and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due solely to material changes caused by the Subadviser, except for any such costs which may properly be charged to the Fund.
(h)   The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(i)   As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
3.
Other Activities.

(a)   Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b)   The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
4.
Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the annual rate of [ ].
5.
Portfolio Transactions and Brokerage.

(a)   The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.
(b)   On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. MML Advisers hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commission in all instances.
(c)   The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.

6.
Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has materially met and will seek to continue to materially meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Upon request, within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its controlling shareholders or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d)
There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or controlled affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.
The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.
Representations and Warranties of MML Advisers.

(a)
MML Advisers represents and warrants to the Subadviser the following:

(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)
MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.
Covenants of the Subadviser.

(a)   If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b)   The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the quarter to which such updated information relates.
(c)   The Subadviser agrees that neither it nor any of its controlled affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.
Confidentiality.

The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this Section 9 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Fund generally, provided that any such disclosure does not identify any such investments as those of the Fund specifically. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings and under terms of confidentiality that are as restrictive as the terms of this Agreement. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure, unless such notice is forbidden by law or is in connection with a routine SEC examination.
MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing the Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides the Subadviser with prompt written notice of such requirement prior to any such disclosure, unless such notice is forbidden by law or is in connection with a routine SEC examination.
10.
Use of Names.

The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be, which shall not be unreasonably withheld. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.
The Subadviser’s name and any derivative or logo or trademark or servicemark or trade name are the valuable property of the Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or servicemark or trade name only with the Subadviser’s prior written approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such name, derivative, logo, trademark or servicemark or trade name, the Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Subadviser shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such approval.
11.
Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
12.
Termination.

(a)   This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b)   The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c)   The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d)   In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.
Indemnification.

(a)   In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any material violation of federal or state statutes or regulations by the Subadviser; provided that the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of MML Advisers constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b)   In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MML Advisers agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MML Advisers’ reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any material violation of federal or state statutes or regulations by MML Advisers; provided that the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of the Subadviser constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct . The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser may have under any securities laws.
(c)   Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the party providing indemnification has not elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the party providing indemnification shall be deemed to have waived any right it might otherwise have to assume such defense.
14.
Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.
If to MML Advisers:	MML Investment Advisers, LLC 1295 State Street Springfield, MA 01111
	Attention:	Douglas Steele Vice President
If to the Subadviser:	PanAgora Asset Management, Inc. One International Place, 24th Boston, MA 02110
	Attention:	Jason F. Ketchen, Managing Director, General Counsel (with email copy to legal@panagora.com)

With a copy to:
If to either MML Advisers or the Subadviser, copies to:
MassMutual Select Funds 1295 State Street Springfield, MA 01111
Attention:	Andrew M. Goldberg Vice President, Secretary, and Chief Legal Officer

15.
Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.
Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.
Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.
Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the parties without the prior written consent of the other parties hereto. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.
Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.
20.
No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.
Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.
22.
Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.
Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By:	/s/ Douglas Steele
Name: Douglas Steele Title: Vice President
PANAGORA ASSET MANAGEMENT, INC.
By:	/s/ Jason F. Ketchen
Name: Jason F. Ketchen Title: Managing Director, General Counsel
Acknowledged and Agreed:
MASSMUTUAL SELECT FUNDS
on behalf of MassMutual Select Mid-Cap Value Fund
By:	/s/ Renee Hitchcock
Name: Renee Hitchcock Title: CFO and Treasurer

Appendix A
The Subadviser shall use its best efforts to provide to MML Advisers the following:
1.
Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:
a.
Portfolio Characteristics for the Portfolio, standard and best fit market index (if any).

b.
Portfolio Sector Weights for the Portfolio, standard and best fit (if any) market index.

c.
Top 10 Equity Holdings (% of equities) for the Portfolio.

d.
Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e.
Purchases (New) and Sales (Eliminated) during the quarter.

f.
Performance of the Portfolio vs. standard and best fit (if any) market index and peer group.

2.
Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.
Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.

b.
Performance attribution:

−
The industry weightings that had the largest contribution to performance during the most recent quarter.

−
The industry weightings that had the largest detraction from performance during the most recent quarter.

−
The five holdings that contributed the most to performance during the most recent quarter.

−
The five holdings that detracted the most from performance during the most recent quarter.

c.
The manager’s market outlook.

d.
How he/she has positioned the Portfolio for the near term.

3.
Portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.
Annual On-Site Meeting – As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix D
INVESTMENT SUBADVISORY AGREEMENT
for MassMutual Select Mid-Cap Value Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Thompson, Siegel & Walmsley LLC (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Select Mid-Cap Value Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 31st day of March, 2021.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.
General Provision.

(a)   MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:
(i)   the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;
(ii)   any other provisions of state or federal law applicable to the operation of registered investment companies;
(iii)   the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(iv)   policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified;
(v)   the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and
(vi)   the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).
(b)   The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c)   Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.
2.
Duties of the Subadviser.

(a)   The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b)   The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c)   The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d)   The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
(e)   On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(f)   The Subadviser agrees to reimburse MML Advisers and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.
(g)   The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(h)   As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
(i)   In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.
3.
Other Activities.

(a)   Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b)   The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
4.
Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: an annual rate of [                 ].
5.
Portfolio Transactions and Brokerage.

(a)   The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.
(b)   On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(c)   The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.
6.
Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.
(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its Board of Managers or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.
(d)
There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.
Representations and Warranties of MML Advisers.

(a)   MML Advisers represents and warrants to the Subadviser the following:
(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)
MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.
Covenants of the Subadviser.

(a)   If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b)   The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.
(c)   The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.
Confidentiality.

(a)   The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings and under terms of confidentiality that are as restrictive as the terms of this Agreement. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure.
(b)   MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides Subadviser with prompt written notice of such requirement prior to any such disclosure.

10.
Use of Names.

The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.
11.
Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
12.
Termination.

(a)   This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b)   The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c)   The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d)   In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.
Indemnification.

(a)   In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may be held liable, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b)   Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the Subadviser or (ii) the Subadviser fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The Subadviser shall fully indemnify and hold harmless the indemnified party against, and shall advance to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party as permitted pursuant to the preceding sentence. If the Subadviser shall not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the Subadviser shall be deemed to have waived any right it might otherwise have to assume such defense.
14.
Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.
If to MML Advisers:	MML Investment Advisers, LLC 1295 State Street Springfield, MA 01111 Attention: Douglas Steele Vice President

If to the Subadviser:	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230 Attention: Sarah Gray Innes, CFA Business Development Director
With a copy to:	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230 Attention: Andrea Culver Institutional Client Service Specialist
If to either MML Advisers or the Subadviser, copies to:
MassMutual Select Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Secretary, and Chief Legal Officer

15.
Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.
Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.
Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.
Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.
Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.
20.
No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.
Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.
Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.
Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By: /s/ Douglas Steele Name: Douglas Steele Title: Vice President
THOMPSON, SIEGEL & WALMSLEY LLC
By: /s/ W. Winborne Boyles Name: W. Winborne Boyles Title: Chief Compliance Officer
Acknowledged and Agreed:
MASSMUTUAL SELECT FUNDS
on behalf of MassMutual Select Mid-Cap Value Fund
By: /s/ Renee Hitchcock Name: Renee Hitchcock Title: CFO and Treasurer

Appendix A
The Subadviser shall provide to MML Advisers the following:
6.
Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:
a.
Portfolio Characteristics for the Portfolio, standard and best fit market index.

b.
Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.
Top 10 Equity Holdings (% of equities) for the Portfolio.

d.
Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e.
Purchases (New) and Sales (Eliminated) during the quarter.

f.
Performance of the Portfolio vs. standard and best fit market index and peer group.

7.
Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

e.
Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.

f.
Performance attribution:

—
The industry weightings that had the largest contribution to performance during the most recent quarter.

—
The industry weightings that had the largest detraction from performance during the most recent quarter.

—
The five holdings that contributed the most to performance during the most recent quarter.

—
The five holdings that detracted the most from performance during the most recent quarter.

g.
The manager’s market outlook.

h.
How he/she has positioned the Portfolio for the near term.

8.
Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

9.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

10.
Annual On-Site Meeting – As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix E
INVESTMENT SUBADVISORY AGREEMENT
Between
T. ROWE PRICE ASSOCIATES, INC.
and
T. ROWE PRICE SINGAPORE PRIVATE LTD.
This INVESTMENT SUBADVISORY AGREEMENT (“Agreement”), is entered into as of April 1, 2021, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, United States and T. Rowe Price Singapore Private Ltd. (the “Subadviser”), a subsidiary of the Adviser and a Singapore limited company organized and existing under the laws of Singapore with its principal office at 501 Orchard Road, #10-02 Wheelock Place, Singapore 238880.
WHEREAS, the Adviser has entered into a separate investment subadvisory agreement, dated January 10, 2018, as amended (the “Subadvisory Agreement”) with MML Investment Advisers, LLC (the “Company”) for MassMutual Select T. Rowe Price International Equity Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”);
WHEREAS, the Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Adviser Act”), and the Subadviser holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Adviser Act;
WHEREAS, the Adviser is authorized under its Subadvisory Agreement to obtain such information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations under such agreement; and
WHEREAS, the Adviser desires to retain the Subadviser to furnish certain discretionary investment management services to the Adviser with respect to the Fund, and the Subadviser is willing to furnish such services.
NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
1. Appointment. The Adviser hereby appoints the Subadviser to furnish certain discretionary investment management services with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2. Duties of the Subadviser.
A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Directors (“Board”), the Company and the Adviser, the Subadviser shall furnish certain discretionary investment management services, as more fully described below, in relation to the investments of the Fund and in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder. The Adviser agrees that the Subadviser may delegate trading execution and related reporting functions to the trading desk of an affiliate (“Affiliated Trading Desk”). In furtherance of this duty, the Subadviser, on behalf of the Fund is authorized to:
(1) make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

(2) instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk on behalf of the Subadviser may select;
(3) generally, perform any other act necessary to enable the Subadviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.
The Subadviser shall not exercise any voting and other rights and privileges attaching to the securities held by the Fund, unless instructed by the Adviser consistent with the terms of the Subadvisory Agreement.
B. Personnel, Office Space, and Facilities of the Subadviser. The Subadviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Subadviser requires in the performance of its investment advisory and other obligations under this Agreement.
C. Further Duties of the Subadviser. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Agreement and Declaration of Trust and By-Laws, and currently effective Registration Statement (as defined below), and with the written instructions and directions of the Board (as communicated by the Adviser from time to time) and the Adviser, and shall comply with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the Advisers Act, the rules thereunder, and any other applicable U.S., state or foreign laws and regulations. The Subadviser shall at all times perform its duties with good care as a prudent manager and exercise its authority under this Agreement faithfully for the benefit of the Adviser, the Company, and the Fund.
3. Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Adviser may pay the Subadviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Subadvisory Agreement with the Company.
4. Duties of the Adviser
A. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Subadvisory Agreement other than those delegated to the Subadviser and shall oversee and review the Subadviser’s performance of its duties under this Agreement.
B. The Adviser will furnish the Subadviser with the latest copies of each of the following documents:
(1) The Trust’s Agreement and Declaration of Trust, as amended from time to time;
(2) The By-Laws of the Trust as in effect on the date hereof and as amended from time to time (“By-Laws”);
(3) Certified resolutions of the Board authorizing the appointment of the Adviser and the Subadviser and approving the form of the Subadvisory Agreement and this Agreement;
(4) The Fund’s Registration Statements under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares and all amendments thereto (“Registration Statement”);
(5) The Notifications of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;
(6) The Fund’s Prospectus (as previously defined); and
(7) A certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.
The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5. Brokerage.
A. The Subadviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall instruct the Affiliated Trading Desk to attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Subadviser may, in its discretion, agree to have an Affiliated Trading Desk, subject to the monitoring obligations of the Subadviser, pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Affiliated Trading Desk determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.
B. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser or the Affiliated Trading Desk, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold (or permit an Affiliated Trading Desk to aggregate the securities to be purchased or sold) to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser or the Affiliated Trading Desk in the manner the Subadviser or the Affiliated Trading Desk considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.
6. Ownership of Records. The Subadviser shall maintain all books and records pertaining to investment decisions made by the Subadviser irrespective of whether the investment decisions are made based on its own discretionary investment judgment or made based on a request by the Adviser and notified to the Subadviser, which are required to be maintained by the Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon their request; provided, however, the Subadviser may retain copies of such records.
7. Reports. The Subadviser shall furnish to the Board, the Company or the Adviser, or each of them, as appropriate, such information, reports, evaluations, analyses and opinions as the Subadviser and the Board, the Company or the Adviser, as appropriate, may mutually agree upon from time to time.
8. Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Subadviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
9. Subadviser’s Use of the Services of Others. The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Subadviser or the Company or the Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Subadviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate.

The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ third parties, whether or not affiliated, to perform administrative, dealing and ancillary services required to enable the Subadviser to perform its services under this Agreement. It is understood that the Subadviser shall not be liable for acts of broker dealers provided they are selected in accordance with the Subadviser’s fiduciary duties.
10. Limitation of Liability of the Subadviser. Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Adviser, the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company, the Adviser or the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Subadviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Adviser or the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser pursuant to this Agreement. The Subadviser shall not offer any specific benefit or compensation for the loss to the Adviser, or the Fund as far as the Subadviser has faithfully conducted its duties given to the Subadviser. The Adviser or the Fund shall not demand such benefit or compensation from the Subadviser. However, nothing herein shall constitute a waiver of liability under applicable laws and regulations which may impose liability in certain instances for acts undertaken in good faith. In case any error occurs to the Fund on the process of investment management or related acts, the Subadviser shall take a lead to settle the error to compensate the loss to the Fund and allocate to bear the corresponding amount among responsible parties.
11. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:
A. The Subadviser: (i) is licensed with appropriate Singapore regulators and registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law or regulation from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign law requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, a compliance program complying with the requirements of Rule 206(4)-7 under the Advisers Act, and if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics and its compliance policies and procedures, together with evidence of its adoption.
C. The Subadviser has provided the Adviser and the Company (through the Adviser) with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.
12. Representation of the Adviser. The Adviser represents that it is an institutional investor as defined in section 4A of the Singapore’s Securities and Futures Act (Chapter 289).
13. Term of Agreement. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by a vote of a majority the Fund’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years from the date hereof, and from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually by either the Fund’s Board, or by vote of a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party. The Subadviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.
14. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. the Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Subadvisory Agreement.
Any termination shall be without prejudice to the rights and liabilities of either party in respect of transactions already initiated. All outstanding transactions at the time of termination will be settled and delivery made. the Subadviser will account to the Adviser for such transactions. The Adviser will not be required to make any additional payment to the Subadviser on termination save for any periodic fee contractually due. the Subadviser may also charge and receive payment from the Adviser for any additional expenses which are necessarily incurred in terminating the Agreement plus any losses necessarily realized in settling or concluding outstanding obligations.
15. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if required by the 1940 Act, being approved by vote of a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party.
16. Miscellaneous.
A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.
B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.
D. Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.
E. Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.
F. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.
Attest:	T. ROWE PRICE ASSOCIATES, INC.
/s/Kate Spencer Name: Kate Spencer Title: Assistant Vice President	By: /s/Terence Baptiste Name: Terence Baptiste Title: Vice President
Attest:	T. ROWE PRICE SINGAPORE PRIVATE LTD.
/s/Kate Spencer Name: Kate Spencer Title: Assistant Vice President	By: /s/Larry Siu Name: Larry Siu Title: Vice President

Appendix F
Shares Outstanding
For each class of the Mid Cap Value Fund’s shares, the number of shares outstanding as of May 19, 2021 was as follows:
Mid Cap Value Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	7,832,624.585
Class R5	58,895.826
Service Class	37,993.431
Administrative Class	68,188.699
Class A	313,785.880
Class R4	20,232.235
Class R3	22,009.335
Total	8,353,729.991
Ownership of Shares
As of May 19, 2021, the Trustees and officers of the Trust did not own any shares of the Mid Cap Value Fund. As of May 19, 2021, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001, owned of record 41.04% of the Mid Cap Value Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.
As of May 19, 2021, the following persons owned of record 5% or more of the outstanding shares of the indicated classes of the Mid Cap Value Fund set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 1295 State Street Springfield, MA 01111-0001	39.99%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	17.11%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1295 State Street Springfield, MA 01111-0001	5.34%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1295 State Street Springfield, MA 01111-0001	5.03%
Class R5	MassMutual 1295 State Street	96.88%

F-1

Class	Name and Address of Owner	Percent of Class
	Springfield, MA 01111-0001
Service Class	MassMutual 1295 State Street Springfield, MA 01111-0001	99.37%
Administrative Class	MassMutual 1295 State Street Springfield, MA 01111-0001	87.93%
	The Hartford One Hartford Plaza Hartford, CT 06155	12.07%
Class A	Millennium Trust Company FBO Omni MassMutual 2001 Spring Road, Suite 700 Oak Brook, IL 60523	48.02%
	MassMutual 1295 State Street Springfield, MA 01111-0001	39.33%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	11.26%
Class R4	MassMutual 1295 State Street Springfield, MA 01111-0001	75.98%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.95%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	7.04%
Class R3	Ascensus Trust Company FBO Allstate Sales Group Inc. 401(k) Plan P.O. Box 10758 Fargo, ND 58106	49.05%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	40.82%
	MassMutual 1295 State Street Springfield, MA 01111-0001	10.13%

F-2

Appendix G
Shares Outstanding
For the MM Select T. Rowe Price International Equity Fund, the number of shares outstanding as of May 19, 2021 was as follows:
MM Select T. Rowe Price International Equity Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	143,215,602.112
Total	143,215,602.112
Ownership of Shares
As of May 19, 2021, the Trustees and officers of the Trust did not own any shares of the MM Select T. Rowe Price International Equity Fund.
As of May 19, 2021, the following persons owned of record 5% or more of the outstanding shares of Class I of the MM Select T. Rowe Price International Equity Fund set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1295 State Street Springfield, MA 01111-0001	20.78%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1295 State Street Springfield, MA 01111-0001	20.17%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1295 State Street Springfield, MA 01111-0001	13.84%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1295 State Street Springfield, MA 01111-0001	10.49%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1295 State Street Springfield, MA 01111-0001	8.68%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1295 State Street Springfield, MA 01111-0001	7.82%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1295 State Street Springfield, MA 01111-0001	7.55%

G-1